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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------

       Date of Report (Date of earliest event reported): December 30, 2003

                            IMPAX LABORATORIES, INC.
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             (Exact name of Registrant as specified in its charter)

           Delaware                     0-27354                65-0403311
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)       Identification Number)

                              30381 Huntwood Avenue
                                Hayward, CA 94544
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (510) 476-2000
                                                           --------------



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Item 9.  Regulation FD Disclosure

         On December 30, 2003, Impax Laboratories, Inc. issued a press release announcing that Shire Laboratories Inc. had filed a lawsuit against the Company in the federal district court in Delaware alleging patent infringement related to Impax's filing of an Abbreviated New Drug Application (ANDA) for a generic version of 30 mg Adderall XR, an extended release Attention Deficit Hyperactivity Disorder medicine. A copy of the press release is attached as
Exhibit 99.1 and is incorporated herein by reference.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Impax Laboratories, Inc.

Date: December 30, 2003
                                            By:  /s/ Barry R. Edwards
                                               ----------------------------
                                                 Barry R. Edwards
                                                 Co-Chief Executive Officer